UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

Huntington Bancshares Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered

Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ

Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ

Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company                                             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 17, 2022, Huntington Bancshares Incorporated (the “Company”) issued and sold $400,000,000 aggregate principal amount of its 5.023% Fixed-to-Floating Rate Senior Notes due May 17, 2033 (the “Notes”). The Notes were issued pursuant to a Senior Debt Indenture, dated as of July 30, 2019, between the Company and Deutsche Bank Trust Company Americas (the “Trustee”), as amended and supplemented by a Third Supplemental Indenture, dated as of May 17, 2022, between the Company and the Trustee (the “Third Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of May 6, 2022, by and among the Company and, on behalf of themselves and the several underwriters named therein, BofA Securities, Inc., Huntington Securities, Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC.

The Third Supplemental Indenture and the Notes are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated into this Item 8.01 by reference. The Underwriting Agreement, the Third Supplemental Indenture and the Notes are more fully described in a prospectus supplement, dated May 6, 2022, filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 9, 2022, to the accompanying prospectus filed with the Commission on March 14, 2022, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-263546).

The foregoing descriptions of the Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 4.1 and Exhibit 4.2, respectively.

Concurrently with this offering, the Company’s bank subsidiary, The Huntington National Bank, issued and sold $500,000,000 aggregate principal amount of its 4.008% Fixed-to-Floating Rate Senior Notes due May 16, 2025, $800,000,000 aggregate principal amount of its 4.552% Fixed-to-Floating Rate Senior Notes due May 17, 2028 and $300,000,000 aggregate principal amount of its Floating Rate Senior Notes due May 16, 2025.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-263546).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated May 17, 2022, between Huntington Bancshares Incorporated and Deutsche Bank Trust Company Americas, as trustee

4.2	5.023% Fixed-to-Floating Rate Senior Notes due May 17, 2033 (included in exhibit 4.1)

5.1	Opinion of Venable LLP

5.2	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: May 17, 2022	By:	/s/ Jana J. Litsey
Jana J. Litsey General Counsel